                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 26, 2002


                                PerkinElmer, Inc.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                            1-5075            04-2052042
(State or Other Jurisdiction             (Commission         (IRS Employer
     of Incorporation)                   File Number)       Identification No.)


           45 William Street, Wellesley, Massachusetts             02481
              (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code: (781) 237-5700


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

     PerkinElmer, Inc. a Massachusetts corporation, is filing this current report on Form 8-K for the purpose of filing with the Securities and Exchange Commission its press release dated December 26, 2002 announcing that it has substantially completed its previously announced refinancing plan to repay existing debt in order to extend existing shorter-term debt maturities.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit No.                Description
-----------                -----------
4.1               First Supplemental Indenture, dated December 13, 2002, between the Registrant and State Street Bank and Trust Company.

99.1              Press Release, dated December 26, 2002.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PERKINELMER, INC.


Date:    December 26, 2002              By:  /s/ Robert F. Friel
                                             -----------------------------------
                                             Robert F. Friel
                                             Senior Vice President and
                                             Chief Financial Officer

                                       3

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

4.1 First Supplemental Indenture, dated December 13, 2002, between the Registrant and State Street Bank and Trust Company.

99.1              Press Release, dated December 26, 2002.







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